Fiscal 1Q22 Results January 26, 2022

Forward-looking statements Certain statements made in this presentation and the associated conference call may constitute “forward-looking statements” under the Private Securities Litigation Reform Act of 1995. Forward-looking statements include information concerning future strategic objectives, business prospects, anticipated savings, financial results (including expenses, earnings, liquidity, cash flow and capital expenditures), industry or market conditions, demand for and pricing of our products, acquisitions (including our acquisition of Charles Stanley Group PLC completed on January 21, 2022 as well as our proposed acquisition of TriState Capital Holdings, Inc.), anticipated results of litigation, regulatory developments, and general economic conditions. In addition, any other statement that necessarily depends on future events, is intended to identify forward-looking statements. Forward-looking statements are not guarantees, and they involve risks, uncertainties and assumptions. Although we make such statements based on assumptions that we believe to be reasonable, there can be no assurance that actual results will not differ materially from those expressed in the forward- looking statements. We caution investors not to rely unduly on any forward-looking statements and urge you to carefully consider the risks described in our filings with the Securities and Exchange Commission (the “SEC”) from time to time, including our most recent Annual Report on Form 10-K, and subsequent Quarterly Reports on Form 10-Q and Current Reports on Form 8-K, which are available at www.raymondjames.com and the SEC’s website at www.sec.gov. We expressly disclaim any obligation to update any forward-looking statement in the event it later turns out to be inaccurate, whether as a result of new information, future events, or otherwise. 2

Overview of Results Paul Reilly Chairman & CEO, Raymond James Financial 3

Fiscal 1Q22 highlights 4 Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * These are non-GAAP measures. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. $ in millions, except per share amounts 1Q22 vs. 1Q21 vs. 4Q21 As reported: Net revenues RECORD $ 2,781 25% 3% Net income RECORD $ 446 43% 4% Earnings per common share - diluted RECORD $ 2.10 42% 4% 1Q21 4Q21 Return on equity 21.2% 17.2% 21.3% vs. 1Q21 vs. 4Q21 Non-GAAP measures:* Adjusted net income RECORD $ 451 44% 3% Adjusted earnings per common share - diluted RECORD $ 2.12 42% 3% 1Q21 4Q21 Adjusted return on equity 21.4% 17.3% 21.7% Return on tangible common equity 23.4% 19.0% 23.7% Adjusted return on tangible common equity 23.7% 19.1% 24.1%

Fiscal 1Q22 key metrics 5 $ in billions 1Q22 vs. 1Q21 vs. 4Q21 Client assets under administration RECORD $ 1,257.8 23% 7% Private Client Group (PCG) assets under administration RECORD $ 1,199.8 23% 8% PCG assets in fee-based accounts RECORD $ 677.8 27% 8% Financial assets under management RECORD $ 203.2 20% 6% Total clients' domestic cash sweep balances RECORD $ 73.5 19% 10% PCG financial advisors 8,464 3% —% Bank loans, net RECORD $ 26.1 19% 5%

Fiscal 1Q22 segment results 6 $ in millions 1Q22 vs. 1Q21 vs. 4Q21 Net revenues: Private Client Group RECORD $ 1,839 25% 2% Capital Markets RECORD $ 614 36% 11% Asset Management $ 236 21% (1)% Raymond James Bank $ 183 10% 4% Consolidated net revenues RECORD $ 2,781 25% 3% Pre-tax income: Private Client Group $ 195 39% (12)% Capital Markets* RECORD $ 201 56% 10% Asset Management $ 107 29% (6)% Raymond James Bank $ 102 44% 26% Consolidated pre-tax income* $ 558 40% —% Note: Segments do not total consolidated results because of the Other segment and intersegment eliminations not shown. * 1Q22 included certain acquisition-related expenses in our Capital Markets and Other segments.

Financial Review Paul Shoukry Chief Financial Officer, Raymond James Financial 7

Consolidated net revenues 8 $ in millions 1Q22 vs. 1Q21 vs. 4Q21 Asset management and related administrative fees $ 1,382 30% 1% Brokerage revenues 558 6% 3% Account and service fees 177 22% 4% Investment banking 425 63% 17% Interest income 225 11% 5% Other* 51 (9)% (31)% Total revenues 2,818 25% 3% Interest expense (37) (3)% 6% Net revenues $ 2,781 25% 3% * 1Q22 Other revenues included $5M of private equity gains which were included in our Other segment. Of this amount, $1M was attributable to noncontrolling interests and was offset in Other expenses.

Domestic cash sweep balances 9 C lie nt s' D om es tic C as h S w ee p B al an ce s ($ B ) C ash S w eep B alances as a % of D om estic P C G A U A CLIENTS' DOMESTIC CASH SWEEP BALANCES AS A % OF DOMESTIC PCG ASSETS UNDER ADMINISTRATION (AUA) 26.7 28.2 29.3 31.4 33.1 26.1 25.1 25.1 24.5 24.3 8.8 9.5 8.6 10.8 16.161.6 62.8 62.9 66.7 73.5 6.7% 6.5% 6.1% 6.3% 6.5% RJBDP - RJ Bank* RJBDP - Third-Party Banks* Client Interest Program 1Q21 2Q21 3Q21 4Q21 1Q22 Note: May not total due to rounding. * Raymond James Bank Deposit Program (RJBDP) is a multi-bank sweep program in which clients' cash deposits in their brokerage accounts are swept into interest-bearing deposit accounts at Raymond James Bank and various third-party banks. Year-over-year change: 19% Sequential change: 10%

Net interest income & RJBDP fees (third-party banks) 10 * As reported in Account and Service Fees in the PCG segment. ** Computed by dividing annualized RJBDP Fees (Third-Party Banks), which are net of the interest expense paid to clients by the third-party banks, by the average daily RJBDP balances at third-party banks. $ IN MILLIONS 186 182 183 198 205 165 163 165 180 188 21 19 18 18 17 Firmwide Net Interest Income RJBDP Fees (Third-Party Banks)* 1Q21 2Q21 3Q21 4Q21 1Q22 NET INTEREST MARGIN 2.02% 1.94% 1.92% 1.92% 1.92% 1.45% 1.32% 1.31% 1.33% 1.29% Firmwide Net Interest Margin RJ Bank Net Interest Margin 1Q21 2Q21 3Q21 4Q21 1Q22 AVERAGE YIELD ON RJBDP (THIRD-PARTY BANKS)** 0.31% 0.30% 0.29% 0.29% 0.28% 1Q21 2Q21 3Q21 4Q21 1Q22

Consolidated expenses

$ in millions	1Q22	vs. 1Q21	vs. 4Q21
Compensation, commissions and benefits	**$ 1,884**	**26%**	**6%**
Non-compensation expenses:			
Communications and information processing	112	13%	(2)%
Occupancy and equipment	59	4%	(2)%
Business development	35	52%	(3)%
Investment sub-advisory fees	38	36%	3%
Professional fees	26	(13)%	(19)%
Bank loan provision/(benefit) for credit losses	(11)	NM	NM
Acquisition-related expenses*	6	200%	(40)%
Other**	74	6%	10%
Total non-compensation expenses	**339**	**5%**	**(6)%**
Total non-interest expenses	**$ 2,223**	**22%**	**4%**

TOTAL COMPENSATION RATIO



67.5%
69.5%
67.2%
65.8%
67.7%
1Q21
2Q21
3Q21
4Q21
1Q22

TOTAL NON-COMPENSATION EXPENSES
$ IN MILLIONS



323
277
425
361
339
1Q21
2Q21
3Q21
4Q21
1Q22

* Acquisition-related expenses in 1Q22 were primarily associated with our acquisitions of Financo, LLC and Cebile Capital, which were completed in fiscal 2021, Charles Stanley Group PLC, which was completed in January 2022, and TriState Capital Holdings, Inc., which we expect to close in fiscal 2022. These expenses were included in our Capital Markets and Other segments. ** 1Q22 Other revenues included $5M of private equity gains which were included in our Other segment. Of this amount, $1M was attributable to noncontrolling interests and was offset in Other expenses.

11

RAYMOND JAMES

Consolidated pre-tax margin 12 18.0% 18.8% 15.6% 20.8% 20.1% 19.8% 21.2% 20.3% Pre-Tax Margin (GAAP) Pre-Tax Margin (Adjusted) 1Q21 2Q21 3Q21 4Q21 1Q22 (1) 3Q21 included certain acquisition-related expenses in our Capital Markets and Other segments and losses on extinguishment of debt in our Other segment. (2) 4Q21 and 1Q22 included certain acquisition-related expenses in our Capital Markets and Other segments. (3) This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. (1) (2) (2) (3)

Other financial information 13 Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * This amount includes cash on hand at the parent, as well as parent cash loaned to Raymond James & Associates ("RJ&A"), which RJ&A has invested on behalf of RJF in cash and cash equivalents or otherwise deployed in its normal business activities. ** This is a non-GAAP measure. See the schedule in the Appendix of this presentation for a reconciliation of our non-GAAP measures to the most directly comparable GAAP measures and for more information on these measures. *** Estimated. $ in millions, except per share amounts 1Q22 vs. 1Q21 vs. 4Q21 Total assets $ 68,461 28% 11% RJF corporate cash* $ 1,404 (21)% 21% Total equity attributable to RJF $ 8,600 17% 4% Book value per share $ 41.45 16% 3% Tangible book value per share** $ 37.55 18% 4% Weighted-average common and common equivalent shares outstanding – diluted 212.4 1% —% 1Q21 4Q21 Tier 1 capital ratio*** 25.8% 23.4% 25.0% Total capital ratio*** 26.9% 24.6% 26.2% Tier 1 leverage ratio*** 12.1% 12.9% 12.6% Effective tax rate 20.1% 21.8% 23.4%

$395M of dividends paid and share repurchases over the past 5 quarters Capital management 14 DIVIDENDS PAID AND SHARE REPURCHASES* $ IN MILLIONS 65 114 102 54 60 10 60 48 55 54 54 54 60 Share Repurchases* Dividends Paid 1Q21 2Q21 3Q21 4Q21 1Q22 Number of Shares Repurchased* (thousands) 162 750 563 — — Average Share Price of Shares Repurchased* $61.86 $80.04 $85.70 — — Note: All share and per share information has been retroactively adjusted to reflect the September 21, 2021 3-for-2 stock split. * Under the Board of Directors' share repurchase authorization. $1B remains under current share repurchase authorization

Raymond James Bank key credit trends 15 $ in millions 1Q22 vs. 1Q21 vs. 4Q21 Bank loan provision/(benefit) for credit losses $ (11) NM NM Net charge-offs $ 1 NM (86)% 1Q21 4Q21 Nonperforming assets as a % of total assets 0.19% 0.09% 0.20% Bank loan allowance for credit losses as a % of loans held for investment 1.18% 1.71% 1.27% Criticized loans as a % of loans held for investment 2.75% 4.06% 3.27%

Outlook 16

Appendix 17

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 18 We utilize certain non-GAAP financial measures as additional measures to aid in, and enhance, the understanding of our financial results and related measures. These non-GAAP financial measures have been separately identified in this document. We believe certain of these non-GAAP financial measures provides useful information to management and investors by excluding certain material items that may not be indicative of our core operating results. We utilize these non-GAAP financial measures in assessing the financial performance of the business, as they facilitate a comparison of current- and prior-period results. We believe that return on tangible common equity and tangible book value per share are meaningful to investors as they facilitate comparisons of our results to the results of other companies. In the following tables, the tax effect of non-GAAP adjustments reflects the statutory rate associated with each non-GAAP item. These non-GAAP financial measures should be considered in addition to, and not as a substitute for, measures of financial performance prepared in accordance with GAAP. In addition, our non-GAAP financial measures may not be comparable to similarly titled non-GAAP financial measures of other companies. The following tables provide a reconciliation of non-GAAP financial measures to the most directly comparable GAAP measures for those periods which include non-GAAP adjustments. Three months ended $ in millions December 31, 2020 June 30, 2021 September 30, 2021 December 31, 2021 Net income $ 312 $ 307 $ 429 $ 446 Non-GAAP adjustments: Losses on extinguishment of debt (1) — 98 — — Acquisition-related expenses (2) 2 7 10 6 Pre-tax impact of non-GAAP adjustments 2 105 10 6 Tax effect of non-GAAP adjustments — (26) (2) (1) Total non-GAAP adjustments, net of tax 2 79 8 5 Adjusted net income $ 314 $ 386 $ 437 $ 451 Pre-tax income $ 399 $ 385 $ 560 $ 558 Pre-tax impact of non-GAAP adjustments (as detailed above) 2 105 10 6 Adjusted pre-tax income $ 401 $ 490 $ 570 $ 564 Pre-tax margin (3) 18.0% 15.6% 20.8% 20.1 % Non-GAAP adjustments: Losses on extinguishment of debt (1) — % 3.9% — % — % Acquisition-related expenses (2) — % 0.3% 0.4% 0.2 % Total non-GAAP adjustments, net of tax — % 4.2% 0.4% 0.2 % Adjusted pre-tax margin (3) 18.0% 19.8% 21.2% 20.3 % Note: Please refer to the footnotes on slide 21 for additional information. continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 19 Note: Please refer to the footnotes on slide 21 for additional information. Three months ended Earnings per common share (4) (5) December 31, 2020 September 30, 2021 December 31, 2021 Basic $ 1.52 $ 2.08 $ 2.16 Non-GAAP adjustments: Acquisition-related expenses (2) 0.01 0.05 0.03 Tax effect of non-GAAP adjustments — (0.01) (0.01) Total non-GAAP adjustments, net of tax 0.01 0.04 0.02 Adjusted basic $ 1.53 $ 2.12 $ 2.18 Diluted $ 1.48 $ 2.02 $ 2.10 Non-GAAP adjustments: Acquisition-related expenses (2) 0.01 0.05 0.03 Tax effect of non-GAAP adjustments — (0.01) (0.01) Total non-GAAP adjustments, net of tax 0.01 0.04 0.02 Adjusted diluted $ 1.49 $ 2.06 $ 2.12 Book value per share (5) (6) As of $ in millions, except per share amounts December 31, 2020 September 30, 2021 December 31, 2021 Total equity attributable to Raymond James Financial, Inc. $ 7,363 $ 8,245 $ 8,600 Less non-GAAP adjustments: Goodwill and identifiable intangible assets, net 834 882 874 Deferred tax liabilities, net (56) (64) (65) Tangible common equity attributable to Raymond James Financial, Inc. $ 6,585 $ 7,427 $ 7,791 Common shares outstanding (5) 206.1 205.7 207.5 Book value per share (5) (6) $ 35.73 $ 40.08 $ 41.45 Tangible book value per share (5) (6) $ 31.95 $ 36.11 $ 37.55 continued on next slide

Reconciliation of non-GAAP financial measures to GAAP financial measures (unaudited) 20 Note: Please refer to the footnotes on slide 21 for additional information. Return on equity Three months ended $ in millions December 31, 2020 September 30, 2021 December 31, 2021 Average equity (7) $ 7,239 $ 8,054 $ 8,423 Impact on average equity of non-GAAP adjustments: Acquisition-related expenses (2) 1 5 3 Tax effect of non-GAAP adjustments — (1) (1) Adjusted average equity (7) $ 7,240 $ 8,058 $ 8,425 Average equity (7) $ 7,239 $ 8,054 $ 8,423 Less: Average goodwill and identifiable intangible assets, net 717 872 878 Average deferred tax liabilities, net (45) (60) (64) Average tangible common equity (7) $ 6,567 $ 7,242 $ 7,609 Impact on average equity of non-GAAP adjustments: Acquisition-related expenses (2) 1 5 3 Tax effect of non-GAAP adjustments — (1) (1) Adjusted average tangible common equity (7) $ 6,568 $ 7,246 $ 7,611 Return on equity (8) 17.2% 21.3% 21.2 % Adjusted return on equity (8) 17.3% 21.7% 21.4 % Return on tangible common equity (8) 19.0% 23.7% 23.4 % Adjusted return on tangible common equity (8) 19.1% 24.1% 23.7%

Footnotes 21 (1) Losses on extinguishment of debt include make-whole premiums, the accelerated amortization of debt issuance costs, and certain legal and other professional fees associated with the redemptions of our $250 million of 5.625% senior notes due 2024 and our $500 million of 3.625% senior notes due 2026 which occurred during our fiscal third quarter of 2021. (2) Acquisition-related expenses in our Other segment for the three months ended December 31, 2021 and September 30, 2021 primarily included professional and integration expenses associated with our acquisition of Charles Stanley Group PLC, which was completed in January 2022, and our announced acquisition of TriState Capital Holdings, Inc., which we expect to close in fiscal 2022. Acquisition- related expenses in our Other segment for the three months ended June 30, 2021 primarily included professional expenses associated with the Charles Stanley Group and Cebile Capital acquisitions. Acquisition-related expenses in our Other segment for the three months ended December 30, 2020 primarily included professional expenses associated with the NWPS and Financo LLC acquisitions, as well as representation & warranty premium costs associated with NWPS. Acquisition-related expenses in our Capital Markets segment included amortization expense related to intangible assets with short useful lives primarily associated with our Financo, LLC and Cebile Capital acquisitions, which were completed in fiscal 2021. (3) Pre-tax margin is computed by dividing pre-tax income by net revenues for each respective period or, in the case of adjusted pre-tax margin, computed by dividing adjusted pre-tax income by net revenues for each respective period. (4) Earnings per common share is computed by dividing net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period or, in the case of adjusted earnings per common share, computed by dividing adjusted net income (less allocation of earnings and dividends to participating securities) by weighted-average common shares outstanding (basic or diluted as applicable) for each respective period. (5) During our fourth fiscal quarter of 2021 the Board of Directors approved a 3-for-2 stock split, effected in the form of a 50% stock dividend, payable September 21, 2021. All share and per share information has been retroactively adjusted to reflect this stock split. (6) Book value per share is computed by dividing total equity attributable to Raymond James Financial, Inc. by the number of common shares outstanding at the end of each respective period or, in the case of tangible book value per share, computed by dividing tangible common equity by the number of common shares outstanding at the end of each respective period. Tangible common equity is defined as total equity attributable to Raymond James Financial, Inc. less goodwill and intangible assets, net of related deferred taxes. (7) Average equity is computed by adding the total equity attributable to Raymond James Financial, Inc. as of the date indicated to the prior quarter-end total, and dividing by two, or in the case of average tangible common equity, computed by adding tangible common equity as of the date indicated to the prior quarter-end total, and dividing by two. Adjusted average equity is computed by adjusting for the impact on average equity of the non-GAAP adjustments, as applicable for each respective period. Adjusted average tangible common equity is computed by adjusting for the impact on average tangible common equity of the non-GAAP adjustments, as applicable for each respective period. (8) Return on equity is computed by dividing annualized net income by average equity for each respective period or, in the case of return on tangible common equity, computed by dividing annualized net income by average tangible common equity for each respective period. Adjusted return on equity is computed by dividing annualized adjusted net income by adjusted average equity for each respective period, or in the case of adjusted return on tangible common equity, computed by dividing annualized adjusted net income by adjusted average tangible common equity for each respective period.